EXHIBIT 99.1

FOR IMMEDIATE RELEASE

ATSG Stockholders Approve Proposed Merger with Stonepeak

WILMINGTON, Ohio and NEW YORK — February 10, 2025 – Air Transport Services Group, Inc. (NASDAQ:ATSG) (“ATSG” or the “Company”), a global leader in medium widebody freighter aircraft leasing, air transport operations, and support services, today announced that its stockholders voted to approve the proposed merger with Stonepeak, a leading alternative investment firm specializing in infrastructure and real assets, at a special meeting of the Company’s stockholders.

The final voting results for the special meeting are expected to be filed in a Form 8-K with the U.S. Securities and Exchange Commission on February 10, 2025.

As previously announced, under the terms of the definitive merger agreement, holders of ATSG’s common shares will receive $22.50 per share in cash upon closing of the merger. The transaction is expected to close in the first half of 2025, subject to the satisfaction or waiver of customary closing conditions, including receipt of certain regulatory approvals. Upon completion of the transaction, ATSG will become a privately held company, and its shares will no longer trade or be listed on NASDAQ.

About Air Transport Services Group

Air Transport Services Group (ATSG) is a premier provider of aircraft leasing and cargo and passenger air transportation solutions for both domestic and international air carriers, as well as companies seeking outsourced airlift services. ATSG is the global leader in freighter aircraft leasing with a fleet that includes Boeing 767, Airbus A321, and soon, Airbus A330 converted freighters. ATSG's unique Lease+Plus aircraft leasing opportunity draws upon a diverse portfolio of subsidiaries including three airlines holding separate and distinct U.S. FAA Part 121 Air Carrier certificates to provide air cargo lift, and passenger ACMI and charter services. Complementary services from ATSG's other subsidiaries allow the integration of aircraft maintenance, airport ground services, and material handling equipment engineering and service. ATSG subsidiaries comprise ABX Air, Inc.; Airborne Global Solutions, Inc.; Airborne Maintenance and Engineering Services, Inc., including its subsidiary, Pemco World Air Services, Inc.; Air Transport International, Inc.; Cargo Aircraft Management, Inc.; LGSTX Services, Inc.; and Omni Air International, LLC. For further details, please visit www.atsginc.com.

About Stonepeak

Stonepeak is a leading alternative investment firm specializing in infrastructure and real assets with approximately $72 billion of assets under management. Through its investment in defensive, hard-asset businesses globally, Stonepeak aims to create value for its investors and portfolio companies, with a focus on downside protection and strong risk-adjusted returns. Stonepeak, as sponsor of private equity and credit investment vehicles, provides capital, operational support, and committed partnership to grow investments in its target sectors, which include digital infrastructure, energy and energy transition, transport and logistics, and real estate. Stonepeak is headquartered in New York with offices in Houston, Washington, D.C., London, Hong Kong, Seoul, Singapore, Sydney, Tokyo, and Abu Dhabi. For more information, please visit www.stonepeak.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Except for historical information contained in this communication, the matters discussed herein contain forward-looking statements that involve risks and uncertainties. Such statements are provided under the “safe harbor” protection of the Act. Forward- looking statements include, but are not limited to, statements regarding anticipated operating results, prospects and aircraft in service, technological developments, economic trends, expected transactions and similar matters. The words “may,” “believe,” “expect,” “anticipate,” “target,” “goal,” “project,” “estimate,” “guidance,” “forecast,” “outlook,” “will,” “continue,” “likely,” “should,” “hope,” “seek,” “plan,” “intend” and variations of such words and similar expressions identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements are susceptible to a number of risks, uncertainties and other factors. While the Company believes that the assumptions underlying its forward-looking statements are reasonable, investors are cautioned that any of the assumptions could prove to be inaccurate and, accordingly, the Company’s actual results and experiences could differ materially from the anticipated results or other expectations expressed in its forward-looking statements.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the transactions contemplated by the Agreement and Plan of Merger, by and among the Company, Stonepeak Nile Parent LLC and Stonepeak Nile MergerCo Inc. (the “Transaction”), including the expected time period to consummate the Transaction, the anticipated benefits (including synergies) of the Transaction and integration and transition plans, opportunities, anticipated future performance, expected share buyback programs and expected dividends. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of the Company, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the risk that the anticipated tax treatment of the Transaction is not obtained; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, shareholder, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Transaction that could be instituted against the Company or its directors and/or officers; the risk associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; the risk of rating agency actions and the Company’s ability to access short- and long-term debt markets on a timely and affordable basis; the risk of various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, cybersecurity attacks, security threats and governmental response to them, and technological changes; the risks of labor disputes, changes in labor costs and labor difficulties; and the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of the Company’s control. All such factors are difficult to predict and are beyond our control, including those detailed in (i) the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/894081/000089408124000016/atsg-20231231.htm), quarterly reports on Form 10-Q and other documents subsequently filed by the Company with the Securities Exchange Commission (“SEC”) and that are available on the Company’s website at https://www.atsginc.com/investors/reports-and-filings/sec-filings and at https://www.sec.gov/edgar/browse/?CIK=894081&owner=exclude and (ii) the definitive proxy statement related to the merger, which was filed by the Company with the SEC on January 6, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/894081/000114036125000356/ny20038689x2_defm14a.htm). The Company’s forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Other unpredictable events or factors not discussed in this communication could also have material adverse effects on forward-looking statements. The Company does not assume an obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date hereof.

Contact:

ATSG
Quint O. Turner, Chief Financial Officer
Air Transport Services Group, Inc.
(937) 366-2303

Stonepeak
Kate Beers / Maya Brounstein
Corporate Communications
corporatecomms@stonepeak.com
(212) 907-5100